UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 12, 2001



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000



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Item 4.  Changes in Registrant's Certifying Accountant



(a)      (1)      On April 12, 2001, Farm Family Holdings, Inc.
                  (the "Registrant") dismissed PricewaterhouseCoopers LLP as the
                  Registrant's independent public accountant.

         (2) For the two most recent fiscal years ended December 31, 2000, the reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (3) The decision to change the independent public accountant was recommended by the Governance Committee and approved by the Registrant's Board of Directors.

         (4) In connection with its audits for the two most recent fiscal years ended December 31, 2000 and through April 12, 2001, there have been no disagreements between PricewaterhouseCoopers LLP and the Registrant regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in its report on the financial statements for such years.

         (5) During the Registrant's two most recent fiscal years ended December 31, 2000 and through April 12, 2001, there have been no reportable events (as defined in Regulation S-K Item 304
                  (a)(1)(v)).

         (6) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 19, 2001 is filed as Exhibit 16 to this Form 8-K.

(b) On April 12, 2001, the Board of Directors of the Registrant approved the engagement of KPMG LLP as its independent public accountant for the fiscal year ending December 31, 2001. During the Registrant's two most recent fiscal years ended December 31, 2000 and through April 12, 2001, the Registrant did not consult with KPMG LLP as to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that KPMG LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue;
                  or (ii) as to any matter that was either the subject of a disagreement or reportable event.


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Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 16 - Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FARM FAMILY HOLDINGS, INC.
                                                   (Registrant)




        April 19, 2001                         /s/ Timothy A. Walsh
--------------------------------   ---------------------------------------------
            (Date)                               Timothy A. Walsh
                                     Executive Vice President, CFO and Treasurer




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Exhibit 16



April 19, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Farm Family Holdings, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 12, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



/s/ PricewaterhouseCoopers LLP